UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 22, 2024

Four Leaf Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41646	88-1178935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real B10 #715,

Los Altos, California 94022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 720-5626

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	FORLU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FORL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FORLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 19, 2024, pursuant to the terms of the Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of Four Leaf Acquisition Corporation (the “Company”), ALWA Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), deposited $542,100 (the “Extension Fee”) into the Company’s trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company in order to extend (an “Extension”) the time available to the Company to consummate its initial business combination from March 22, 2024 to June 22, 2024 (the “First Extension”). The First Extension is the first of up to two (2) three-month Extensions permitted under the Company’s Certificate of Incorporation.

The Sponsor deposited the Extension Fee into the Trust Account on behalf of the Company in return for a non-convertible unsecured promissory note (the “Extension Note”) in the principal amount of the Extension Fee issued by the Company to the Sponsor. The Extension Note bears no interest and is repayable in full upon the consummation of an initial business combination. If the Company does not consummate a business combination, the Extension Note will not be repaid and all amounts owed under the Extension Note will be forgiven except to the extent that there are funds available to the Company outside of the Trust Account. As of March 20, 2024 (and, for the avoidance of doubt, inclusive of the deposit of $542,100 into the Trust Account in connection with the exercise of the First Extension as described above), the Trust Account held approximately $59,262,977.14.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Four Leaf Acquisition Corporation

By:	/s/ Angel Orrantia

Name: Angel Orrantia
Title: Chief Executive Officer

Dated: March 22, 2024